Exhibit 99.2

EXPEDIA, INC. - THE NUMBERS

QUARTER ENDED SEPTEMBER 2013

The world's largest travel company Expedia, Inc. (EXPE) presents quarterly financial results from across its portfolio of travel brands.

QUARTERLY PERFORMANCE

UP 20% — Room Nights: **44.1mm**

UP 15% — Gross Bookings: **$10,436.7mm**

UP 17% — Revenue: **$1,401.9mm**

UP 28mm — Mobile App Downloads: **~80mm**

UP 27k — Bookable Properties: **240k+**

- Revenue grew 17% y/y for the quarter ended September 30, driven primarily by growth at Brand Expedia, trivago and Hotels.com
- Expedia, Inc. international points of sale generated more than half of the company's total room nights for the fifth-consecutive quarter

Bookable properties growth and mobile app downloads growth based on change from prior quarter. All other growth rates based on y/y growth compared to the corresponding quarter in 2012.

REVENUE BY GEOGRAPHY & PRODUCT

International revenue: $685 MILLION



49% of total revenue
51% Domestic revenue
Q3 2013
46% of total revenue
54% Domestic revenue
Q3 2012

International (non-U.S.) revenue grew 23% for the quarter representing 49% of total revenue, vs. 46% in the prior year quarter. International room nights grew 28%

U.S. revenue grew 12%, driven by domestic room night growth of 12% in our most mature market



20% All other sources
73% Hotel
7% Air
Revenue Sources

EXPEDIA CARES

Expedia, Inc. held its second-annual Day of Caring, inviting employees from around the world to volunteer their time with local charitable organizations

Thousands of Expedia, Inc. employees worldwide participated in the **2013 Day of Caring** representing nearly **70 offices** in total. Employees based at Expedia, Inc. headquarters generated more than **4,000 volunteer hours**. Globally, employees volunteered their time with more than **100 different projects** in **well over 30 countries**, including:

Australia • Belgium • Brazil • Canada • China • Czech Republic • Denmark • Finland • France • Germany
Greece • Hong Kong • India • Indonesia • Ireland • Italy • Japan • Malaysia • Mexico • Netherlands
New Zealand • Philippines • Singapore • South Africa • South Korea • Spain • Sweden • Switzerland
Thailand • Turkey • United Arab Emirates • United Kingdom • United States of America • Vietnam

To view the latest Expedia, Inc. corporate philanthropy report and learn more about Expedia Cares initiatives, visit www.expediainc.com/corporatecitizenship.cfm

EXPEDIA, INC. & TRAVELOCITY MARKETING AGREEMENT

Explore how the strategic marketing agreement is structured, the impacted websites, and what Expedia, Inc. will be contributing

PRODUCT & TECHNOLOGY — EXPEDIA, INC.
Brand Expedia powers the front- and back-end technology platforms, and determines the product roadmap & A/B tests

CUSTOMER SERVICE — EXPEDIA, INC.
Expedia, Inc. Global Customer Operations services bookings made on Travelocity websites in the US & Canada

SUPPLY — EXPEDIA, INC.
Expedia, Inc. teams source supply to be made available to Travelocity customers

MARKETING — TRAVELOCITY
Travelocity remains focused on promoting its brand and marketing products and services on its US & CA websites

ANALYTICS — TRAVELOCITY
Travelocity maintains responsibility for analytics and reporting for its US & CA websites



Expedia will power Travelocity websites in the US & Canada

Agreement announced August 22, 2013

SNAPSHOT: EXPEDIA, INC. IN MOBILE

Collectively, Expedia, Inc. mobile apps have been downloaded **nearly 80 million times** by consumers in **220+** countries & territories, at a rate of **more than 200** downloads per minute*

= 10 downloads per minute

MOBILE APP DOWNLOADS
TRENDED & BY BRAND



eLong
Hotwire
Hotels.com
Expedia
QUARTERLY DOWNLOADS BY BRAND
80mm
TOTAL APP DOWNLOADS SINCE LAUNCH
Q412
Q113
Q213
Q313

MOBILE ROOM NIGHT BOOKINGS BY DEVICE
QUARTER ENDED SEPTEMBER 30



Smartphone
Tablet

*Downloads per minute based on Q3 2013 data

expedia inc. Expedia Hotels.com Expedia Affiliate Network EGENCIA Hotwire eLong trivago venere

To learn more about Expedia, Inc. visit http://www.expediainc.com

Complete information regarding Expedia, Inc. Q3 2013 financial results can be found in the Company's earnings release issued October 30, 2013, available at http://www.expediainc.com/ir

Trademarks and logos are the property of their respective owners. © Expedia, Inc. 2013